                                                                Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 15, 1995 included in XTRA Corporation's Form 10-K for the year ended September 30, 1995 and to all references to our Firm included in this registration statement.

                                                    /s/ ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 19, 1995